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                                                                   EXHIBIT 10.52


            FORM OF AGREEMENT TO BE BOUND BY REGISTRATION AGREEMENT
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     The undersigned, [insert the name of each entity and individual who is become a party to the Registration Agreement], hereby certify to, and agree with ZC Acquisition Corp, a Delaware corporation ("ZC Corp"), as follows:

     1. The undersigned have each read a copy of that certain Registration Agreement, dated March 23, 1999 (the "Registration Agreement"), by and among ZC Corp, CTCR Fund VI, L.P., a Delaware limited partnership, CTCR VI Executive Fund, L.P., a Delaware limited partnership, GTCR Associates VI, a Delaware general partnership, William Seibel and any other executive employees of ZC Corp or other entities and individuals who, at any time, acquire securities of ZC Corp in accordance with Section 8 of the Registration Agreement

     2. The undersigned agree that their signatures below shall constitute an executed counterpart signature page to the Registration Agreement and that they shall succeed to all of the rights and obligations of an "Other Stockholder" under the Registration Agreement as contemplated by Section 8 of the Registration agreement.

     Executed this ____ day of _______________, _____.


[Insert a signature line for each entity and individual who is becoming a party to the Registration Agreement]


     As required by Section 8 of the Registration Agreement referred to above, the undersigned hereby consents to [insert the name of each entity and individual who is becoming a party to the Registration Agreement] succeeding to all of the rights and obligations of an "Other Stockholder" under such Registration Agreement.


                                                GTCR FUND VI, L.P.
                                                By:   GTCR Partners VI, L.P.
                                                Its:  General Partner

                                                By:   GTCR Golder Rauner, LLC
                                                Its:  General Partner

                                                By:   _________________________
                                                Its:  Principal
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     The foregoing agreement was entered into between ZEFER Corp. and the following stockholders as of the date set forth opposite each stockholders'
name:

     1261417 Ontario Limited, April 30, 1999
     Matthew P. Burkley, April 30, 1999
     Ian R. Colliety, April 30, 1999
     Stephen R. DiMarco, April 30, 1999
     Deborah E. Frieze, April 30, 1999
     Edmond C. Jay, April 30, 1999
     Alexandre Scherer, April 30, 1999
     Kaming Ng, April 30, 1999
     Anthony K. Tjan, April 30, 1999
     Gregory S. Hipwell, May 14, 1999
     Jason J. Zada, May 14, 1999
     Renaissance Worldwide, Inc., May 28, 1999
     Allan L. Cohen, September 13, 1999
     Fred Luconi, September 13, 1999
     Thomas J. Waite, September 13, 1999
     David A. Lubin, April 11, 2000